MASTERS' SELECT FUNDS TRUST

                       Supplement dated February 28, 2005
                   to Prospectus of the Masters' Select Funds
                              dated April 29, 2004

Notice to Existing and Prospective Shareholders of Masters' Select International
Fund:

Effective February 22, 2005, James Gendelman of Marsico Capital Management and Amit Wadhwaney of Third Avenue Management, were added as portfolio managers to the Masters' Select International Fund.

Effective February 22, 2005, Mark Yockey of Artisan Partners Limited Partnership ("Artisan Partners") and Dan Jaworski of BPI Global Asset Management, LLP ("BPI") were removed as portfolio managers to the International Fund. All references in the Prospectus dated April 29, 2004 to Artisan Partners and BPI are hereby deleted.

The securities in the portions of the International Fund's portfolio that were previously allocated to Artisan Partners and BPI will be liquidated in an orderly manner. A portion of these securities will be allocated to the International Fund's other managers and may be retained or liquidated by them, taking into consideration the market for the securities, potential tax consequences, and other factors. It is currently anticipated that the liquidation will be completed by the end of the third calendar quarter of 2005.

    The following information replaces the table on page 6 of the Prospectus:

INVESTMENT              TARGET ASSET          INVESTMENT           MARKET                STOCK-PICKING STYLE
MANAGER/FIRM            ALLOCATION            EXPERIENCE/          CAPITALIZATION OF
                                              RELEVANT FUND        COMPANIES IN
                                              EXPERIENCE           PORTFOLIO
--------------------------------------------------------------------------------------------------------------
Bill Fries              24%                   Over 30 years/       All sizes             Eclectic,
                                              Thornburg Value                            may invest in
Thornburg Investment                          Fund since 1995                            traditional value
Management, Inc.                              and Thornburg                              stocks or growth
                                              International                              stocks
                                              Value Fund since
                                              1998.

--------------------------------------------------------------------------------------------------------------

Jim Gendelman           15%                   Over 15              All sizes, but        Growth
                                              years/Marsico        mostly large and
Marsico Capital                               International        mid-sized companies
Management, LLC                               Opportunities Fund
                                              since 2000.

--------------------------------------------------------------------------------------------------------------

David Herro             23%                   Over 15 years/       All sizes, but        Value
                                              Oakmark              mostly large and
Harris Associates L.P.                        International Fund   mid-sized companies
                                              since 1992 and
                                              Oakmark
                                              International
                                              Small Cap Fund
                                              since 1995.

--------------------------------------------------------------------------------------------------------------

Ted Tyson               23%                   Over 20 years/       All sizes             Growth
                                              Harbor
Mastholm Asset                                International
Management, LLC                               Growth Fund
                                              (2001-2003) and
                                              American Century
                                              International Fund
                                              (1991 to 1997).

--------------------------------------------------------------------------------------------------------------

Amit Wadhwaney          15%                   Over 20 years/       All sizes             Value
                                              Third Avenue
Third Avenue                                  International
Management, LLC                               Value Fund since
                                              2001.

--------------------------------------------------------------------------------------------------------------

The following information replaces the section under Masters' Select International Fund Portfolio Managers beginning on page 18 of the Prospectus:

Bill Fries, CFA
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, NM 87501

Bill Fries is the lead manager for the segment of the fund's assets managed by Thornburg Investment Management. Fries joined Thornburg in 1995 as a Managing Director and Portfolio Manager. At Thornburg he has managed the Thornburg International Value Fund since May of 1998 and the Thornburg Value Fund since October of 1995. In total, as of December 31, 2004 Thornburg managed over $12.6 billion, including approximately $3.3 billion invested in the stocks of foreign companies. Fries has managed a portion of Masters' Select International Fund assets since September 2003.

Fries has been in the investment management business since the early 1970s. Prior to joining Thornburg he was vice president of equities at USAA Investment Management Company, where he created the investment strategy for the USAA Income Stock Fund and was its original portfolio manager. Fries also began managing the USAA Aggressive Growth Fund in early 1994 and he was in charge of the Basic Value Sector of the USAA Cornerstone Fund from 1984 to 1988. Also at USAA, he served as investment advisor to the company's employee benefit plans and managed its insurance company equity portfolios from 1984 to 1988. Fries began his investment career as a securities analyst and bank investment officer. He received his designation as a Chartered Financial Analyst in 1974. Fries also served in the U.S. Marine Corps as a Communications Officer from 1961 to 1964.

Approximately 24% of the Fund's assets are managed by Fries. He believes that a bottom-up approach to investing in undervalued securities will generate above-average returns with below market risk. His idea of value centers on his assessment of the intrinsic worth of an investment. The goal is to uncover promising companies with sound business fundamentals at a time when their intrinsic value is not fully recognized by the marketplace.

Thornburg's initial search for investment ideas relies on quantitative screens. Starting with the international equity universe, Thornburg screens their databases for companies that appear attractive across a number of value parameters. Thornburg looks for securities that have low price-to-earnings, low price-to-cash flow and low price-to-book ratios. Companies ranging from small-cap to large-cap are considered. Additionally, a number of proprietary screens are employed in order to develop a comprehensive view of a company's financial prospects. Thornburg scrutinizes the universe for companies that are strong and stable yet value-priced. This battery of screens generates a list of approximately 125 stocks that merit further consideration.

Thornburg will not purchase a security simply because it is priced cheaply relative to the market. The investment team spends the majority of its time on internal, bottom-up research, in its effort to understand the fundamental value of each stock that has been identified as promising. These efforts include thorough financial statement analysis, discussions with senior management of the companies, as well as coordinated research of the company's competitors, suppliers and clientele. Fries seeks to uncover companies with promising prospects that are not yet reflected in the price of the stock. Many of the investments made will be contrary to the popular consensus despite industry leadership positions and positive outlooks for earnings per share growth. Ultimately, Fries and his team of analysts attempt to estimate the business value of each company as a going concern. They determine not only an intrinsic value for each stock, but also seek to identify where potential weaknesses may lie, in an attempt to minimize downside risk.

Each of the researched stocks is categorized into one of three pockets of value:

o Basic Value - Stocks of financially sound companies with established businesses that are selling at low valuations relative to the company's net assets or potential earning power

o Consistent Earners - Companies with steady earnings and dividend growth that are selling at attractive values and are priced historical norms

o Emerging Franchises - Value-priced companies in the process of establishing a leading position in a product, service or market that is expected to grow at an above average rate

The dynamics of the companies that fall into each of these categories differ and, therefore, merit specific consideration within the context of that category. For example, Basic Value companies are generally more cyclically oriented than Emerging Franchises and require more thorough analysis of the companies' product cycles and the historical and prospective impact of the economy on those products. Within the context of each value category, Thornburg's analysts evaluate and rank the most attractive prospects. Generally, Fries' segment of the Fund's portfolio is expected to include stocks from each category, with Basic Value stocks comprising a larger portion of the portfolio than either of the other two categories. Because of the diversification across these categories, Fries' portfolio will typically be eclectic and not easily categorized as "growth" or "value," "small-cap" or "large-cap."

James Gendelman
Marsico Capital Management, LLC
1200 17th Street, Suite 1600
Denver, CO  80202

James Gendelman is the portfolio manager for the portion of the fund's assets allocated to Marsico Capital Management, LLC ("Marsico"). Gendelman has been in the investment business since 1987, and has served as the international equities portfolio manager and a senior analyst of Marsico since May 2000. Prior to joining Marsico, Mr. Gendelman spent 13 years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelor's degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant from Ernst & Young from 1983 to 1985. As of December 31, 2004, Mr. Gendelman managed more than $2.6 billion in international equity investments in mutual funds and separate accounts.

Gendelman is responsible for managing approximately 15 % of the Fund's assets. In selecting investments for the Fund, Gendelman takes a research intensive hands-on fundamental approach. Gendelman believes in combining top-down macroeconomic and thematic views with bottom-up stock selection to identify high-quality companies with attractive growth characteristics. The ultimate objective is to find companies with earnings-growth potential that may not be recognized by the market at large. He is typically drawn to companies where he can tangibly identify a sustainable market advantage, an event that could realize franchise value, or a unique low-cost advantage relative to competition. In determining whether a particular company is suitable for investment, Gendelman and his team consider a number of different attributes. These may include the company's specific market expertise or dominance, its franchise durability and pricing power, financial attributes (with a preference for strong balance sheets, improving returns on equity, and the ability to generate free cash flow), the quality of management, and valuations in the context of the investment team's projected growth rates.

In order to be flexible across the growth spectrum, Gendelman divides the growth universe into three categories--core growth, aggressive growth, and lifecycle change. Core growth companies represent a group that they have extensively modeled and where, in Gendelman's view, the conviction level is high. Aggressive growth company selection generally represents companies that are trading at a premium valuation to their sector and/or market, but that also have higher growth expectations. This category could also include higher-risk companies such as those in emerging markets or industries that are in the early stages of fast growth. Life-cycle change companies are those that Gendelman believes to be undergoing meaningful fundamental change such as new management, new products, divestiture, etc.

In identifying specific companies to research, Gendelman may consider macro-economic factors such as interest rates, inflation, central bank policy, credit spreads, the regulatory environment and the global competitive landscape. In addition, Gendelman may also examine other factors such as industry consolidation and the sustainability of economic trends. The objective of this "top-down" analysis is to identify sectors, industries and companies that may benefit from the overall trends Gendelman has observed.

In researching companies for investment Gendelman and his team rely heavily on fundamental analysis. Fundamental work generally starts with building a detailed financial model of a company. The objective of this exercise is to identify key leverage points in the business that may drive earnings and cash flow. Fundamental work also involves meeting with various levels of a company's management and often also with its customers, suppliers, distributors, and competitors. These meetings help Gendelman and his team confirm key leverage points in a business model and gain confidence in the overall business strategy.

Gendelman does not follow a rigid valuation discipline. Rather, a company's valuation is assessed on an ongoing basis in the context of its fundamentals, industry, and its stage of growth. Gendelman's assessment of what stage the economic cycle is in may impact his valuation sensitivity. Gendelman uses a variety of valuation metrics depending upon company-specific circumstances. For example, he may use discounted-cash-flow analysis if he expects significant change in future cash flow, while for more mature industries he may find "metrics" such as price-to-earnings and free cash flow yield just as useful.

A stock may be sold for four main reasons. A significant change in Gendelman's macro or thematic outlook could lead to a shift in portfolio emphasis and trigger a sale. Valuations may become too expensive in relation to underlying earnings growth fundamentals. An adverse change in fundamentals relative to the team's expectations may also result in a sale. Finally, a superior new idea can displace an existing holding.

David G. Herro, CFA
Harris Associates L.P.
Two North LaSalle Street
Suite 500
Chicago, IL 60602

David Herro is the portfolio manager for the portion of the assets allocated to Harris Associates L.P. ("Harris Associates"). Harris Associates, based in Chicago, is a wholly-owned subsidiary of CDC Ixis Asset Management. Herro has managed The Oakmark International Fund and The Oakmark International Small Cap Fund since their inceptions in 1992 and 1995, respectively. Herro earned a B.S. degree in Accounting from the University of Wisconsin-Platteville and an M.A. degree from the University of Wisconsin-Milwaukee. He has over 15 years of investment experience. As of December 31, 2004, Herro managed approximately $15 billion in equity and fixed-income assets. Herro has managed a portion of the Masters' Select International Fund assets since the inception of the Fund in 1997.

Approximately 23% of the Fund's assets are managed by Herro, who employs a highly-disciplined, bottom-up approach to stock picking. When evaluating potential investments, three key factors are assessed:

o Companies trading at less than 60% of the firm's estimate of underlying business value

o     Free cash flows and intelligent investment of excess cash

o     High level of manager ownership

Herro begins with an investment universe of 5,000 to 6,000 non-U.S. stocks that are publicly traded and have information readily available. Herro then screens these stocks. The first screen is a "country cut" which eliminates stocks of countries, which he believes do not have the adequate legal/regulatory structure and investment infrastructure in place to protect the interests of shareholders. Once inappropriate countries are eliminated, the next cut is one of market capitalization, eliminating those stocks whose market capitalizations are too small or do not trade at sufficient levels of liquidity. The final cut is one of valuation. After eliminating those stocks whose valuations are unreasonably high, Herro is left with a working list of approximately 200-300 stocks to begin applying his value discipline.

Herro employs several risk controls that he considers important when constructing international portfolios:

o     Currency risk

o     Political risk

o     Individual security/company-specific risk

Due to his bottom-up approach, Herro focuses on stock selection rather than industry or country selection. Currency hedging is done defensively and only if the dollar appears excessively undervalued. Hedging is based on real interest rate spreads, purchasing power parity differentials and differences in growth and productivity.

Theodore J. Tyson
Douglas R. Allen
Thomas Pak
Mastholm Asset Management, LLC
10500 N.E. 8th Street
Suite 1725
Bellevue, WA  98004

Ted Tyson is the Chief Investment Officer and a Portfolio Manager of Mastholm Asset Management, LLC ("Mastholm"). Prior to forming Mastholm in 1997, Tyson was the founder and head of international equity at American Century Investment Management, which he joined in 1988. He has over 20 years of investment experience in domestic and international markets. The Mastholm portfolio is managed by a team of portfolio managers led by Ted Tyson and including Thomas Pak and Doug Allen. Tyson and Allen worked together at American Century. As of December 31, 2004, Mastholm had over $2.3 billion under management. Mastholm has managed a portion of Masters' Select International Fund assets since October 1999.

Approximately 23% of the Fund's assets are managed by the Mastholm team. Mastholm's investment approach is bottom-up all capitalization growth, primarily in developed markets.

Mastholm screens a universe of 28,000 companies on a daily basis to identify stocks with accelerating earnings or positive news impacting current or future earnings. Companies that pass their initial screens are reviewed to identify purchase candidates with the following characteristics:

o     clarity of accounting and confirmation of real earnings growth

o     operating results significantly higher than analysts expectations

o     wide divergence of analyst expectations

o     stock price below historical average range

o     trading liquidity that meets guidelines

Candidates with these characteristics become the highest priorities for fundamental analysis by the team. Fundamental research is allocated among the portfolio managers based on country or industry expertise.

The fundamental analysis process is designed to uncover catalysts that drive earnings not fully recognized by the market. Industry analysts are interviewed to understand the assumptions that led to their original earnings forecast, companies are contacted to discuss how their explanation differs from that of industry analysts and to identify trends not recognized or fully discounted by the market. Competitors, suppliers and vendors are questioned to cross-reference the information garnered from analysts and companies. The portfolio managers spend a significant amount of time visiting with companies abroad that are in the portfolio or under consideration.

Investments are primarily concentrated in developed markets. Mastholm tends to remain fully invested in stocks at all times, and does not hedge currencies except under rare circumstances.

Amit Wadhwaney
Third Avenue Management, LLC
622 Third Avenue
New York, NY  10017

Amit Wadhwaney is the portfolio manager for the segment of the Fund's assets managed by Third Avenue Management, LLC ("Third Avenue"). Wadhwaney has more than 20 years experience in the investment business. Earlier in his career he was a securities analyst and, subsequently, Director of Research for MJ Whitman, Inc, an affiliate of Third Avenue Management. Prior to joining Third Avenue in 1999 as a foreign-securities analyst, Wadhwaney was a portfolio manager of the Carl Marks Global Value Fund, L.P. He has been the manager of the Third Avenue International Value Fund since the fund's inception in 2001. As of December 31, 2004, Mr. Wadhwaney managed more than $900 million in mutual fund and separate-account assets.

Wadhwaney manages approximately 15% of the Fund's assets. He manages portfolios with a value-oriented style that is focused on buying and holding stocks of business that he believes are "safe" and that are selling significantly below their intrinsic value. To meet the safe criterion, businesses must be understandable and have strong finances and competent management. A business's finances are considered strong if the company has quality assets and if it is not heavily dependent on external capital by virtue of low debt levels in comparison to its existing and future cash resources. Value is measured in various ways depending on the nature of a business, but in general, valuations are assessed based on either liquidation value or what a private buyer is willing to pay for the business. In addition, Wadhwaney prefers businesses that are likely to compound their value over time. This could arise from a company's leadership position in the industry or management's ability to convert its resources in a competent fashion (such as sale of surplus land, purchases of businesses, re-financings, spin-offs, reorganizations, repurchases of stock etc.).

Wadhwaney's research objective is to develop a comprehensive understanding of a company's business model and its environment, assess its true value, and to compare the company's position within its industry. Significant emphasis is placed on the quality of management and the transparency a company provides with respect to real and contingent liabilities that may affect the integrity of the balance sheet. Fundamental research is relied on to make these assessments and focuses on analyzing the balance sheet rather than forecasting future revenues and earnings. Wall Street research is seldom utilized. Stockholder mailings, regulatory filings, financial statements, industry publications and conferences, and field research are utilized as primary sources of information on a company. Interviewing company management, and meeting its peers, suppliers, and customers is also an important part of the process.

Wadhwaney tends to hold stocks for multi-year periods. He will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company that significantly reduces the investment's inherent value, or when he believes the stock is clearly overvalued relative to his assessment of the underlying intrinsic value of the business.

On page 7 of the prospectus, in the "Principal Strategies" section, the second sentence in the second paragraph is replaced with the following (changes emphasized in boldface type):

Under normal market conditions, each manages a portion of the Fund's assets by independently managing a portfolio composed of between 8 and 15 stocks. A manager may, on a temporary basis, hold less than 8 or more than 15 stocks.

The table appearing in the "Multi-Manager Issues" section on page 13 is replaced with the following (change emphasized in boldface type):

Fund                                          Aggregate Annual Fee Rates Advisor
                                                 Pays to Investment Managers

Master's Select Equity Fund                                 0.695%
Masters' Select International Fund                          0.556%
Masters' Select Value Fund                                  0.675%
Masters' Select Smaller Companies Fund                      0.710%

Also on page 13, in the "Multi-Manager Issues" section, at the bottom of the page, add the sentences indicated below (changes emphasized in boldface type):

The Advisor will use the same criteria as those used in the original selection of investment managers. The securities that were held in the departing manager's segment of the Fund's portfolio may be allocated to and retained by another manager of the Fund or will be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences.

                Please keep this Supplement with your Prospectus.